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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2002

CHART HOUSE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of Incorporation or organization)	1-9684 (Commission File Number)	33-0147725 (I.R.S. Employer Identification No.)
640 North LaSalle, Suite 295, Chicago, Illinois (Address of principal executive offices)	60610 (Zip code)

Registrant's telephone number, including area code (312) 266-1100

(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

        On May 20, 2002, the Registrant issued a press release announcing that it has agreed to sell its Chart House and Peohe's restaurants to Landry's Restaurants, Inc. (NYSE: LNY). The Registrant hereby incorporates by reference the information set forth in the press release, a copy of which is attached hereto as Exhibits 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits
99.1	Press Release dated May 20, 2002

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHART HOUSE ENTERPRISES, INC. (Registrant)

Date: May 20, 2002	By:	/s/ KENNETH R. POSNER Kenneth R. Posner President and Chief Financial Officer

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES